UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2023

FORTE BIOSCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38052	26-1243872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3060 Pegasus Park Dr. Building 6 Dallas, Texas	75247
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 618-6994

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	FBRX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The board of directors (the “Board”) of Forte Biosciences, Inc. (the “Company”) previously approved, subject to stockholder approval, to the amendment and restatement of the Company’s 2021 Equity Incentive Plan (the “A&R 2021 Equity Incentive Plan”). At the Annual Meeting (as defined in Item 5.07 below), the Company’s stockholders approved the A&R 2021 Equity Incentive Plan.

The purposes of the A&R 2021 Equity Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants, and to promote the success of the Company’s business. These purposes are achieved through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, and performance shares.

The number of shares of common stock reserved for issuance under the A&R 2021 Equity Incentive Plan is: (a) 5,000,000 shares, plus (b) any shares subject to awards granted under the Tocagen, Inc. 2009 Equity Incentive Plan, the Tocagen, Inc. 2017 Equity Incentive Plan, and the Forte Biosciences, Inc. 2018 Equity Incentive Plan that, after the date of stockholder approval of the A&R 2021 Equity Incentive Plan, expire or otherwise terminate without having been exercised or issued in full or are forfeited to or repurchased by the Company due to failure to vest, with the maximum number of shares to be added to the A&R 2021 Equity Incentive Plan pursuant to clause (b) equal to 1,102,341.

The material terms of the A&R 2021 Equity Incentive Plan are described in “Proposal No. 5 – Approval of the Amended and Restated 2021 Equity Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on August 24, 2023, which description is incorporated herein by reference.

The foregoing description of the A&R 2021 Equity Incentive Plan is qualified in its entirety by reference to the text of the A&R 2021 Equity Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2023 annual meeting of stockholders (the “Annual Meeting”) on September 19, 2023. As of the close of business on August 17, 2023, the record date of the Annual Meeting, 36,281,772 shares of the Company’s common stock were outstanding and entitled to vote.

Set forth below are the proposals voted upon at the Annual Meeting, and the estimated preliminary voting results reported by the Company’s proxy solicitor, Alliance Advisors, LLC (the “Proxy Solicitor”), based on the information available to the Proxy Solicitor. Based on the estimated preliminary results from the Proxy Solicitor and subject to the qualifications set forth herein, at least 27,582,102 shares the Company’s common stock were voted in person or by proxy at the Annual Meeting, representing 76.02% percent of the shares entitled to be voted.

The numbers depicted as votes cast on each proposal and with respect to the voting for and withheld on the contested director election are only estimates and may not reflect the actual results, which are being tabulated by the independent inspector of election (the “Inspector of Election”). The Inspector of Election is the only person who will be able to count, tabulate and validate the votes to reflect, among other items: the net effect of legal proxies and other ballots or proxy cards voted at the Annual Meeting and any reconciliations between votes submitted on the blue card vs. the white card (including cases in which shareholders may have voted both cards or a later-dated proxy revoked a prior vote).

These preliminary voting results will ultimately be updated through the filing of an amendment to this Current Report on Form 8-K to reflect the final certification of results from the Inspector of Election. At this time, the Company does not know when the Inspector of Election will complete its work and then be able to certify the Annual Meeting vote results. There can be no assurance that the outcome of the final results will be consistent with the outcome of the estimated vote results indicated on this Form 8-K.

The estimated preliminary voting results from the Proxy Solicitor for the proposals presented at the Annual Meeting are set forth below:

1.

Election of Class III Directors. The estimated preliminary votes for each nominee are set forth below. The two nominees with the most votes in favor will be elected to the board after certification of the final results by the Inspector of Election:

Nominee	Votes For	Votes Withheld
Lawrence Eichenfield, M.D.	16,396,500	11,097,526
Paul A. Wagner, Ph.D.	16,831,738	10,662,288
Chris McIntyre	10,627,041	16,348,276
Michael G. Hacke	11,064,021	15,911,296

2.	Advisory Vote on Executive Compensation. The estimated preliminary votes for the advisory vote on executive compensation are set forth below.

Votes For	Votes Against	Abstentions
9,907,983	11,751,111	5,835,028

3.	Frequency of Advisory Vote on Executive Compensation. The estimated preliminary votes for the frequency of future advisory votes on executive compensation are set forth below.

One Year	Two Years	Three Years	Abstentions
13,958,000	35,449	9,869,970	3,630,703

The Board will review the final result of this vote once certified by the Inspector of Election and then make a determination regarding the frequency of future say-on-pay votes. Such determination will be disclosed on an amendment to this Current Report on Form 8-K once approved by the Board.

4.

Ratification of Appointment of Independent Registered Public Accounting Firm. The estimated preliminary votes for the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 are set forth below.

Votes For	Votes Against	Abstentions
17,303,222	3,776,436	6,502,444

5.	Approval of the Amended and Restated 2021 Equity Incentive Plan. The estimated preliminary votes for the adoption of the Amended and Restated 2021 Equity Incentive Plan are set forth below.

Votes For	Votes Against	Abstentions
16,838,182	8,502,806	2,103,978

6.	Shareholder Proposal to Amend the Amended and Restated Bylaws. The estimated preliminary votes for the shareholder proposal to amend the Amended and Restated Bylaws are set forth below.

Votes For	Votes Against	Abstentions
10,813,380	14,810,177	1,870,565

7.

Advisory Vote on Shareholder Proposal to Remove the Company’s Preferred Stock Rights Agreement. The estimated preliminary votes for the advisory proposal to remove the preferred stock rights agreement are set forth below.

Votes For	Votes Against	Abstentions
11,096,793	14,525,586	1,871,743

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

10.1	Amended and Restated 2021 Equity Incentive Plan

104	The cover page of this Current Report on Form 8-K, formatted in inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTE BIOSCIENCES, INC.

Date: September 20, 2023	By:	/s/ Antony Riley
Antony Riley Chief Financial Officer